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                                                                  Exhibit 10.14


CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                            PATENT LICENSE AGREEMENT

                                     between

                           Micronics Japan Co., Ltd.;

                           Hewlett-Packard Japan Ltd.;

                                       and

                          Cascade Microtech Japan, Inc.


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                                Table of Contents

1.       DEFINITIONS...........................................................3

         1.1      "LICENSED PATENTS"................................3
         1.2      "LICENSED PRODUCTS"...............................3
         1.3      "AFFILIATE".......................................3

2.       GRANT OF LICENSE......................................................3

3.       PAYMENT AND REPORTS...................................................4

         3.3a     MINIMUM ROYALTIES.................................4
         3.3b     ADDRESSES FOR PAYMENTS AND REPORTS................5

4.       WARRANTY AND DISCLAIMER...............................................5

5.       TERM AND TERMINATION..................................................6

6.       GENERAL...............................................................6


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                                    AGREEMENT

         This Agreement is made by and between MICRONICS JAPAN CO., LTD., a corporation of Japan having a principal place of business at 2-6-8 Hon-Cho, Kichijoji, Musashino-Shi, Tokyo, Japan ("MJC"); HEWLETT-PACKARD JAPAN, LTD., a corporation of Japan having a principal place of business at 9-1, Takakura-Co, Hachioji-Shi, Tokyo, Japan ("HPJ"); and CASCADE MIROTECH JAPAN, INC., a corporation of Japan having a principal place of business at Sumitomo Aobadai Hills, 4-7-7 Aobadai, Megura-Ku, Tokyo, Japan ("CMJ").

         This Agreement shall become effective as of the date (hereinafter the "EFFECTIVE DATE") it has been signed by all parties.

         WHEREAS, MJC AND HPJ jointly own or control, and have the rights to license certain patent applications relating to electric circuit measurement apparatuses; and both of MJC and HPJ desire to grant and CMJ desires to accept a non-exclusive license under those rights;

         THEREFORE, the parties agree as follows:

1.       DEFINITIONS

1.1 "LICENSED PATENTS" means a pending patent application Tokugan Hei 5-177572 (Tokkai Hei 7-84003) filed with Japanese Patent Office on June 25, 1993 and all divisions and conversions thereof, which are all unexpired and not finally rejected or finally held invalid by the Japanese Patent Office or a court of final jurisdiction.

1.2 "LICENSED PRODUCTS" means CMJ's products in the field of electric circuit measurement apparatuses such as parametric probing systems manufactured or used or sold in Japan which manufacture or use or sale is covered by one or more claims of a LICENSED PATENT issued or pending in Japan, provided that any such pending LICENSED PATENT must ultimately be granted with one or more issued claims covering such manufacture, use or sale.

1.3 "AFFILIATE" means any entity which controls CMJ, which is controlled by CMJ, or which is controlled by an entity which controls CMJ.

2.       GRANT OF LICENSE

2.1 MJC and HPJ hereby grant to CMJ and its AFFILIATEs a non-exclusive worldwide license, without the right to sublicense, under the LICENSED PATENTS to make, have made, use, lease, sell or otherwise transfer the LICENSED PRODUCTS. No license is granted by MJC and HPJ under this Agreement, either directly or by implication, under any patent other than the LICENSED PATENTS.

2.2 The license granted in Section 2 of this Agreement shall take effect on the EFFECTIVE DATE of this Agreement.


[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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3.       PAYMENT AND REPORTS

3.1 As consideration for the license granted in this Agreement, CMJ shall pay, to MJC [**] Japanese yen ((Y)[**]) per each LICENSED PRODUCT sold, leased or otherwise disposed of by CMJ or its AFFILIATEs, and to HPJ [**] Japanese yen ((Y)[**]) per each LICENSED PRODUCT sold, leased or otherwise disposed of by CMJ or its AFFILIATEs, as of and subsequent to December 15, 1995. Such payment shall be made as set forth in paragraphs 3.1a, 3.2, 3.2a,
3.3 and 3.3a.

3.1a     Only one royalty shall be payable with respect to any LICENSED PRODUCT which may be subject to royalty by utilization of more than one LICENSED PATENT.

3.2 In consideration of the payments made as provided for bellow, and effective as of the date of receipt by both of MJC and HPJ of such payments, MJC and HPJ will release CMJ, its AFFILIATEs, and all purchasers and users of LICENSED PRODUCTS from all claims or liability for past infringement of the LICENSED PATENTS, from the dates specified in Paragraphs 3.2a. No royalty shall be due on products which are not LICENSED PRODUCTS as this term is defined in Paragraph 1.2, above.

3.2a     Within sixty (60) days after the date a patent is granted in Japan to
MJC and HPJ upon the pending application of MJC and HPJ by the Japanese Patent Office as identified in Paragraph 1.1, CMJ shall pay to MJC and HPJ royalties computed in accordance with the provision of Paragraphs 3.1 and 3.1a, above, without interest, for all manufacture and sales of LICENSED PRODUCTS in Japan during the period from December 15, 1995 to the date such patent aforesaid is granted.

3.3 For royalties accrued after the date a patent is granted in Japan to MJC and HPJ upon the pending application of MJC and IIPJ as identified in Paragraph 1.1, a Payment Period will be each half fiscal year of CMJ (one being January 1st through June 30th and the other being July 1st through December
31st) during the term of this Agreement. Each payment shall be preceded by a report from CMJ to MJC and HPJ setting forth the bases of the computation of royalties and the amounts payable.

         CMJ shall be liable for interest on any overdue payment at a rate of 10% per year.

3.3a     MINIMUM ROYALTIES

         Should royalties in Paragraph 3.3 accrued during a fiscal year, computed in accordance with the provision of Paragraph 3.1. be zero, CMJ shall pay to MJC [**] Japanese yen ((Y)[**]) for the fiscal year within sixty
(60) days after the last day of the fiscal year.

3.4      ADDRESSES FOR PAYMENTS AND REPORTS

3.4a     Payments and reports to MJC will be forwarded directly to the following address:

         Micronics Japan Co., Ltd.


[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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         General Affairs Department
         2-6-8, Kichijoji Hon-Cho, Musashino-Shi,
         Tokyo, 180 Japan

3.4b     Payments and reports to HPJ will be forwarded directly to the following address:

         HEWLETT-PACKARD JAPAN, LTD.,
         Hachioji Semiconductor Test Division
         c/o Tadanori Furutsuki
         9-1, Takakura-Cho, Hachioji-Shi
         Tokyo, 192 Japan

3.5 CMJ shall keep adequate records to accurately determine the payments due under this Agreement. Once each calendar year and upon reasonable advance written notice to CMJ, MJC and HPJ may have an independent auditor audit the applicable records of CMJ, at expense on both of MJC and CMJ, to verify the accuracy of the royalty calculations. All such records shall be treated as Confidential Information by said independent auditor and shall not be disclosed to MJC and HPJ except insofar as necessary to verify to MJC and HPJ the accuracy of CMJ's payments to MJC and HPJ. Should any payment be underpaid by at least 10%, then the CMJ shall pay the reasonable expense of such audit. Any underpayment or overpayment shall be included or credited with the next payment under this Agreement.

3.6 Any sum of money paid by CMJ hereunder shall not be refunded for any reason, whatsoever, except as otherwise provided hereunder or where both parties agree that an overpayment occurred through mistake.

3.6a     Should any LICENSED PATENT be finally rejected or finally held invalid by the Japanese Patent Office or the court of final jurisdiction, MJC and HPJ shall refund to CMJ any sum of royalties paid for sales of LICENSED PRODUCT subsequent to such final holding where such sum was paid solely by reason of said LICENSED PATENT.

4.       WARRANTY AND DISCLAIMER

4.1 MJC and HPJ warrant that they have the right to grant the license set forth in Section 2 hereof. MJC and HPJ make no other representations or warranties, express or implied, nor do MJC and HPJ assume any liability in respect to any infringement of patents or other rights of third parties due to CMJ's operation under the license granted herein, nor do MJC and HPJ assume any responsibility for enforcement of the LICENSED PATENTS against third parties.

5.       TERM AND TERMINATION

5.1 Unless sooner terminated as hereinafter provided, the term of this Agreement shall be from the EFFECTIVE DATE hereof until the expiration date of the last to expire of the LICENSED PATENTS.

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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5.2a     MJC and HPJ may forthwith terminate this Agreement by written notice of termination to CMJ, in the event that CMJ becomes insolvent, or voluntarily or otherwise enters into liquidation or bankruptcy, or has a receiver or trustee appointed to administer its property or affairs.

5.2b     If CMJ should, at anytime, fail to pay any fee or royalty or breach any material provision of this Agreement and such failure should not be cured within sixty (60) days after written notice from MJC and HPJ to CMJ specifying the nature of the default, MJC and HPJ shall have the right to terminate this Agreement by giving written notice to CMJ, and upon the giving of such notice, such license shall terminate forthwith.

5.3 Any termination pursuant to this Section shall not relieve CMJ of any obligation or liability accrued hereunder prior to such termination, and such termination shall not affect in any manner any rights of any of MJC and HPJ under this Agreement, or rescind or give rise to any right to rescind anything done by CMJ or any payments made or other consideration given to MJC or HPJ hereunder prior to the time such termination becomes effective.

5.4 In the event of termination of this Agreement, all rights and obligations which by their nature survive the expiration or termination of this Agreement shall remain in effect, including specifically the confidentiality provisions contained in Paragraph 6.9 and the warranty provisions contained in
Section 4.

6.       GENERAL

6.1 This Agreement constitutes the entire agreement between the parties relating to the subject matter of this Agreement, and supersede all prior proposals, agreements, representations and other communications between the parties with respect to the subject matter of this Agreement.

6.2 No change in the provisions of this Agreement shall be valid unless in writing and signed by all parties.

6.3 The laws of Japan shall be employed for construction and interpretation of this Agreement and determination of the legal relations between the parties hereunder.

6.4 With regard to any dispute arising out of this Agreement, the parties shall first attempt to settle the same by means of amicable, sensible and generally reasonable discussions and/or negotiation held between the parties.

6.5 Neither party may assign this Agreement to any party at any time without written consent of the other, except that this Agreement may be assigned by either party to any person, corporation or other business entity succeeding to such party's entire business in the LICENSED PRODUCTS, provided such assignee shall, without delay, accept in writing the provisions of this Agreement and agree to become in all respects bound thereby.

6.6 The failure or delay of either party in exercising any of its rights hereunder, including any rights with respect to a breach or default by the other party, shall in no way operate as a waiver of

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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such rights or prevent the assertion of such rights with respect to any later breach or default by the other party.

6.7 Should any provision of this Agreement be held to be unenforceable, such ruling shall not affect the validity and enforceability of the remaining provisions of this Agreement.

6.8 Any notice or acceptance provided for in this Agreement shall be in writing and shall be deemed to have been given on the date such communication is deposited in certified or registered first class mail, in an appropriately stamped envelope, addressed:

         To MJC:           Micronics Japan Co., Ltd.
                           Research and Development Center
                           Development Control Section
                           MHC Bldg.
                           8-7-3, Shimorenjaku, Mitaka-Shi,
                           Tokyo, 181 Japan
                           Phone:  +81-422-45-0710

         To HPJ:           Hewlett-Packard Japan, Ltd.
                           Hachioji Semiconductor Test Division
                           9-1, Takakura-Cho, Hachioji-Shi
                           Tokyo, 192 Japan
                           Attention:  Kenzo Ishiguro
                           Phone:  +81-426-60-2158

         To CMJ:           Cascade Microtech Japan, Inc.
                           Sumitomo Aobadai Hills Bldg.
                           7-7 Aobadai 4-chome, Meguro-ku,
                           Tokyo, 163 Japan
                           Attention:  Naoya Koiso
                           Phone:  +81-3-5478-6100

6.9 The parties agree that the terms of this Agreement are confidential and each party shall use the same degree of care to prevent disclosure of the terms of this Agreement to third parties as it uses to protect its own confidential information of similar nature. Any advertising or publicity concerning this Agreement, including press releases, which mentions the other party by name shall be agreed upon by both parties in writing prior to any release, notwithstanding the foregoing, either party may disclose the terms of this Agreement to a bona fide prospective successor to such party's entire business in the LICENSED PRODUCTS.

6.10 The headings used in this Agreement are for reference and convenience only and shall not be used in interpreting the provisions of this Agreement.

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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6.11     Nothing contained in this Agreement shall be deemed to grant, either directly or by implication, estoppel, or otherwise, any license under patents or other intellectual property rights other than as specifically provided in
Section 2 of this Agreement.

IN WITNESS WHEREOF, this Agreement is hereby executed by a duly authorized representative of each party.

     MICRONICS JAPAN CO., LTD.                 HEWLETT-PACKARD JAPAN, LTD.

By   /S/ Yoshiei Hasegawa            By    /S/ Minoru Ebihara
     --------------------------         ----------------------------------------
         Yoshiei Hasegawa                         Minoru Ebihara
         ----------------------               ----------------------------------
         Typed Name                               Typed Name

                                                  General Manager
         President                      Hachioiji Semiconductor Test Division
         ----------------------               ----------------------------------
         Title                                    Title

         July 28, 1997                            July 23, 1997
         ----------------------               ----------------------------------
         Date                                     Date


     CASCADE MICROTECH JAPAN, INC.


By   /S/ Naova Koiso
   ---------------------------
         Naova Koiso
         -----------------------
         Typed Name

         General Manager
         -----------------------
         Title

         July 14, 1997
         ----------------------
         Date

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.